Leases - Summary Of Undiscounted Future Minimum Payments (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	May 31, 2021 CNY (¥)	May 31, 2021 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2022	¥ 5,524	$ 867
2023	1,396	219
2024 and after	37	6
Total undiscounted cashflows	6,957	1,092
Less: imputed interest	216	35
Present value of lease liabilities	¥ 6,741	$ 1,057	¥ 23,711	$ 3,721